As filed with the Securities and Exchange Commission on December 7, 2006.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-21777

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             JOHN HANCOCK FUNDS III
                (Name of Registrant as Specified in Its Charter)

                             JOHN HANCOCK FUNDS III
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------
                             Important Information
--------------------------------------------------------------------------------

      [LOGO]
   JOHN HANCOCK
------------------
   MUTUAL FUNDS



                                                               December 13, 2006

Dear Shareholder:

We want to share with you the details of an important proxy that is enclosed and requires your action. It is being sent to you because you own one or more of the seven funds that are impacted. They are:

John Hancock Growth Fund                   John Hancock Intrinsic Value Fund
John Hancock Growth Opportunities Fund     John Hancock U.S. Core Fund
John Hancock International Core Fund       John Hancock Value Opportunities Fund
John Hancock International Growth Fund

In June of this year, John Hancock added these seven new offerings to our fund family. All seven of these funds are sub-advised by GMO, a Boston-based institutional money manager. Unlike all of the other funds in the John Hancock family, these seven funds are currently overseen by a group of Trustees who also have responsibility for our multi-managed Lifestyle and Lifecycle Portfolios that are offered both as part of our retail mutual fund line-up and also within our retirement plan and variable annuity products.

We would like to consolidate responsibility for the oversight of these seven funds to the same group of Trustees that oversees John Hancock's other retail mutual funds.

Each of these funds is a series within a trust entitled John Hancock Funds III ("JHF III") and you are being asked to elect "new" trustees to serve on JHF III's Board of Trustees. Three of the nominees are already trustees of JHF III, while the remaining six nominees are current trustees of the other retail mutual funds in the John Hancock family.

The enclosed proxy statement describes each Trustee's qualifications and lists the other John Hancock funds they oversee. Please take the time to read the enclosed materials. If you own shares of more than one of the funds listed above, you will receive a proxy card for each of those funds. Please vote one for each fund. This combined proxy statement may save you the time of reading more than one document before you vote. Remember, your vote is extremely important, no matter how large or small your fund holdings.

We encourage you to vote by telephone using the number that appears on your proxy card(s). There is a shareholder meeting being held on December 21, 2006 regarding this matter. If you later decide to attend, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you chose, please take the time to read the full text of the proxy statement before you vote.

Your vote is very important to us. If you have any questions before you vote, please call a John Hancock Customer Service Representative at 1-800-225-5291. Thank you for your assistance in helping us with the realignment of the various boards that oversee your funds. We appreciate your continued investment with the John Hancock family of funds.



                                                    Sincerely,

                                                    /s/Keith F. Hartstein

                                                    Keith F. Hartstein
                                                    President and Chief
                                                    Executive Officer

GROWTH FUND
GROWTH OPPORTUNITIES FUND
INTERNATIONAL CORE FUND
INTERNATIONAL GROWTH FUND
INTRINSIC VALUE FUND
U.S. CORE FUND
VALUE OPPORTUNITIES FUND

FUNDS OF
JOHN HANCOCK FUNDS III
601 Congress Street
Boston, Massachusetts 02210-2805
1-800-225-5291

Notice of Special Meeting of Shareholders to be Held on December 21, 2006

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Growth Fund, Growth Opportunities Fund, International Core Fund, International Growth Fund, Intrinsic Value Fund, U.S. Core Fund and Value Opportunities Fund (each a "Fund" and together the "Funds"), each a separate series of John Hancock Funds III ("JHF III"), will be held at an office of JHF III, 601 Congress Street, Boston, Massachusetts 02210-2805, on December 21, 2006, at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.   To elect a Board of Trustees of JHF III.

2. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Trustees has fixed the close of business on November 30, 2006 as the record date for the determination of the shareholders of each of the Funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.



                                             By order of the Board of Trustees,

                                             Thomas Kinzler
                                             Secretary

Boston, Massachusetts
December 13, 2006

Your vote is important--please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1.   Read the proxy statement, and have your proxy card handy.

2.   Call the toll-free number indicated on your proxy card.

3.   Enter the control number found on the front of your proxy card.

4.   Follow the recorded instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

GROWTH FUND
GROWTH OPPORTUNITIES FUND
INTERNATIONAL CORE FUND
INTERNATIONAL GROWTH FUND
INTRINSIC VALUE FUND
U.S. CORE FUND
VALUE OPPORTUNITIES FUND

FUNDS OF
JOHN HANCOCK FUNDS III

TO BE HELD ON DECEMBER 21, 2006

This Proxy Statement is furnished to shareholders ("Shareholders") in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees ("Trustees" or "Board") of John Hancock Funds III ("JHF III") and each series of JHF III set forth above (each a "Fund" and together the "Funds") to be used at the Special Meeting of Shareholders of JHF III and at any adjournments thereof (the "Meeting"), to be held on December 21, 2006 at 10:00 a.m. Eastern Time at 601 Congress Street, Boston, Massachusetts 02210, an office of JHF III and John Hancock Investment Management Services, LLC ("JHIMS"), the Funds' investment adviser. You may request a free copy of the Funds' most recent semi-annual shareholder report free of charge by sending a written request to the Funds at 601 Congress Street, Boston, Massachusetts 02210, or by calling John Hancock Funds at 1-800-225-5291.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy cards on or about December 13, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of JHF III.

Shareholders of record at the close of business on November 30, 2006, are entitled to receive notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders can vote only on matters affecting the Fund(s) of which they are Shareholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number or by letter directed to the relevant Fund, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Votes cast for all Funds count towards the election of Trustees, therefore it is essential that Shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

Information as to the number of shares outstanding and share ownership for each Fund is set forth on Appendix A to this Proxy Statement.

The principal executive offices of each Fund are located at 601 Congress Street, Boston, Massachusetts 02210. Copies of each Fund's most recent Semi-Annual Report is available upon request, without charge, by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, or by calling toll-free 1-800-892-9552.


o      Growth Fund                                   ("Growth")
o      Growth Opportunities Fund                     ("Growth Opportunities")
o      International Core Fund                       ("International Core")

o      International Growth Fund                     ("International Growth")
o      Intrinsic Value Fund                          ("Intrinsic Value")
o      U.S. Core Fund                                ("U.S. Core")
o      Value Opportunities Fund                      ("Value Opportunities")


VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of JHF III voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.


1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of JHF III. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Three of the nominees already serve as Trustees of JHF III while the remaining six nominees are current trustees of other funds in the John Hancock family of funds. The election of a number of new trustees to JHF III is being proposed in connection with consolidation of responsibilities of the various boards that oversee investment companies sponsored by John Hancock. The Funds are sold primarily to investors who purchase shares through brokers and other financial intermediaries. Other John Hancock-sponsored funds that are primarily sold in this manner currently are overseen by a board of trustees consisting of the nominees proposed to be elected for JHF III. Accordingly, the proposed election will align oversight of the Funds under the same Board members that oversee all other similarly marketed John Hancock mutual funds. Boards with different members will continue to oversee other John Hancock-sponsored funds that are marketed primarily to retirement plan and variable insurance product investors.

Nominees Charles L. Ladner, William H. Cunningham and James R. Boyle each presently serve as Trustees of JHF III and have served in that capacity continuously since originally elected in August 2005. Those Trustees who are currently serving as Trustees to JHF III, but who are not nominees ("Current Trustees") will continue to serve as Trustees until such time as the nominees are duly elected by Shareholders at the Meeting. At such time, the Current Trustees will resign and the newly elected Trustees will assume their positions.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

"Interested" nominees are those persons who are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of JHF III, because of, among other reasons, their positions held with JHIMS or an affiliate. Those nominees who are not interested persons of JHF III ("Independent" nominees) and those Interested nominees are set forth below under the appropriate headings. The business address of each of the Interested and Independent nominees is: John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210. Information about each nominee's ownership of shares of the Funds and other relevant information, including information about the Funds' officers, is set forth in Appendix B and Appendix D to this Proxy Statement.

At a meeting held September 28-29, 2006, the Nominating Committee (discussed herein) of JHF III recommended to the full Board the nomination of the Trustee nominees set forth below. The full Board then approved such nominations and authorized calling the Meeting and the solicitation of proxies for this proposal.

Nominees for Election:

                                                                                                           Number
                                                                                                           of Funds
                                                                                                           in Fund
                                                                                                           Complex
Name and                      Principal Occupation(s) and other                                   Year of  Overseen
Year of Birth                 Directorships during the Past Five Years                            Election by Trustee
--------------------          -----------------------------------------------------------------   -------- ----------
Independent Nominees

James F. Carlin               Director and Treasurer, Alpha Analytical Inc. (chemical analysis)   N/A      53
(1940)                        (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
                              Agency, Inc. (since 1995); Part Owner and Vice President, Mone
                              Lawrence Carlin Insurance Agency, Inc. (since 1996); Chairman and
                              CEO, Carlin Consolidated, Inc. (management/investments) (since
                              1987); Trustee, Massachusetts Health and Education Tax Exempt
                              Trust (since 1993); Director of the following: Uno Restaurant
                              Corp. (until 2001); Trustee of John Hancock Funds (since 2005)*.

Richard P. Chapman, Jr.       President and Chief Executive Officer, Brookline Bancorp, Inc.      N/A      53
(1935)                        (lending) (since 1972); and Director, Northeast Retirement
                              Services, Inc. (retirement administration) (since 1998). Chairman,
                              Northeastern University Board of Trustees (since 2004); Trustee of
                              John Hancock (since 2005)*.

William H. Cunningham         Former Chancellor, University of Texas System and former President  2005     143
(1944)                        of the University of Texas, Austin, Texas; Chairman and CEO, IBT
                              Technologies (until 2001); Director of the following: John Hancock
                              Funds (since 2005)*, John Hancock Funds III (since 2005)*,
                              Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise
                              Television Corp. (until 2001), Symtx, Inc. (electronic
                              manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
                              2004), Pinnacle Foods Corporation (until 2003), rateGenius (until
                              2003), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly
                              Billing Concepts) (until 2001), eCertain (until 2001),
                              ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com
                              (until 2001), Southwest Airlines, Introgen, and Viasystems Group,
                              Inc. (electronic manufacturer (until 2003); Advisory Director, Q
                              Investments (until 2003); Advisory Director, JPMorgan Chase
                              (formerly Texas Commerce Bank-Austin), LIN Television (since
                              2002), WilTel Communications (until 2003) and Hayes Lemmerz
                              International, Inc. (diversified automotive parts supply company)
                              (since 2003).

Ronald R. Dion                Chairman and Chief Executive Officer, R. M. Bradley & Co., Inc.;    N/A      53
(1946)                        Chairman and Trustee of John Hancock Funds (since 2005)*;
                              Director, The New England Council and Massachusetts Roundtable;
                              Director, Boston Stock Exchange; Trustee, North Shore Medical
                              Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College;. Director, Boston
                              Municipal Research Bureau; Member of the Advisory Board, Carroll
                              Graduate School of Management at Boston College.

Charles L. Ladner             Chairman and Trustee, Dunwoody Village, Inc. (retirement services)  2005     143
(1938)                        (until 2003); Senior Vice President and Chief Financial Officer,
                              UGI Corporation (public utility holding company) (retired 1998);
                              Vice President and Director for AmeriGas, Inc. (retired 1998);
                              Director, Parks and History Association (until 2007); Chairman
                              (2004-2005) and Trustee (since 2005) of John Hancock Funds*.

John A. Moore                 President and Chief Executive Officer, Institute for Evaluating     N/A      53
(1939)                        Health Risks, (nonprofit institution) (until 2001). Senior
                              Scientist, Sciences International (health research) (until 2003);
                              Principal, Hollyhouse (consulting) (since 2000); Director, CIIT
                              (nonprofit research) (since 2002); Trustee of John Hancock Funds
                              (since 1996)*.

Patti McGill Peterson         Executive Director, Council for International Exchange of Scholars  N/A      53
(1943)                        and Vice President, Institute of International Education (since
                              1998); Former President of Wells College and St. Lawrence
                              University; Director, Niagara Mohawk Power Corporation (until
                              2003); Director, Ford Foundation, International Fellowships
                              Program (since 2002); Director, Lois Roth Endowment (since 2002);
                              Director, Council for International Exchange (since 2003); Trustee of John Hancock Funds (since 2005)*.

Steven R. Pruchansky          Chairman and Chief Executive Officer, Greenscapes of Southwest      N/A      53
(1944)                        Florida, Inc. (since 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Trustee of John Hancock Funds (since 2005)*.

Interested Nominee

James R. Boyle**              Chairman and Director, John Hancock Advisers, LLC, The Berkeley     2005     237
(1959)                        Financial Group, LLC ("The Berkeley Group") (holding company) and
                              John Hancock Funds, LLC.*; President, John Hancock Annuities;
                              Executive Vice President, John Hancock Life Insurance Company
                              (since June, 2004); President U.S. Annuities; Senior Vice
                              President, The Manufacturers Life Insurance Company (U.S.A) (prior to 2004).

* The Trustee serves on one or more boards within the John Hancock fund complex. The number of funds listed as overseen by the Trustee represents the total number of funds in the John Hancock fund complex overseen by the Trustee.
**   "Interested person," as defined in the 1940 Act, of the Funds and JHIMS.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; and (c) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of JHF III. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Each Fund typically pays its Trustees its allocated portion of an annual retainer and a fee per meeting attended for the Funds and other funds in the John Hancock family of funds. For more information on the amount of compensation paid to each nominee by a Fund and by all funds in the John Hancock family of funds for which such nominee served as Trustee, see Appendix B to this Proxy Statement.

For additional information on the number of meetings of the Board held and the committees of JHF III, refer to Appendix B to this Proxy Statement.

ADDITIONAL INFORMATION

Investment Adviser, Sub-Adviser, Distributor and Transfer Agent

John Hancock Investment Management Services, LLC, located at 601 Congress Street, Boston, Massachusetts 02210, serves as each Fund's investment adviser.

Grantham, Mayo, Van Otterloo & Co. LLC, located at 40 Rowes Wharf, Boston, Massachusetts 02110, serves as each Fund's investment sub-adviser.

John Hancock Funds, LLC., located at 601 Congress Street, Boston, Massachusetts 02210, serves as each Fund's principal underwriter and distribution agent.

John Hancock Signature Services, Inc., located at 1 John Hancock Way, Suite 1001, Boston, Massachusetts 02217, serves as the Funds' transfer agent.

Voting Information

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of JHF III voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or by attending the Meeting and voting in person.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal.

A quorum must be present in order for the Meeting to take place. A "quorum" is established if the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting are present either in person or by proxy. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

Shares of each Fund will be voted in the aggregate and not by class of shares with respect to the proposal. In accordance with JHF III's Proxy Voting Policies, proxies for shares of each Fund held by any of the Lifestyle Funds (i.e., the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio) will be voted in the same proportion as votes cast by all other shareholders of such Fund.

Costs of the Meeting

The costs of the Meeting, including the solicitation of proxies, will be paid by JHIMS, the Funds' investment adviser. Persons holding shares for the beneficial owner(s) as nominees will be reimbursed by JHIMS, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Funds or of JHIMS may solicit proxies in person or by telephone. John Hancock Signature Services, Inc. has been retained to assist in the solicitation of proxies at no additional cost to the Funds or shareholders of JHF III.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Funds may also arrange to have votes recorded by telephone by officers and employees of the Funds or by the personnel of JHIMS or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

o A shareholder will be called on a recorded line at the telephone number in the Funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

Alternatively, a shareholder may call the Funds' Voice Response Unit to vote:

o    Read the proxy statement and have your proxy card at hand.

o    Call the toll-free-number located on your proxy card.

o    Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP ("PwC") has been selected as the independent registered public accounting firm for the Funds. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to JHF III's Audit Committee that it is independent with respect to the Funds.

The independent registered public accounting firm examines annual financial statements for the Funds and provides other audit-related, non-audit and tax-related services to the Funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

JHF III's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law. Information relating to audit and non-audit services provided to the Funds and its affiliates is set forth in Appendix C.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

JHF III does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of JHF III, 601 Congress Street, Boston, Massachusetts 02210.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Funds, in care of John Hancock, 601 Congress Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Semi-Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                                      APPENDIX A

BENEFICIAL SHARE OWNERSHIP

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders known by the Fund, if any, to own beneficially 5% or more of the Fund's outstanding voting securities as of November 30, 2006.

                                                                                                Amount of    Percentage of
Name of Fund                 Name and Address of Shareholder                                   Shares Held    Shares Held
----------------------------------------------------------------------------------------------------------------------------
Value Opportunities A        John Hancock Life Insurance Co USA                                725,000.000       87.41
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

US Core A                    John Hancock Life Insurance Co USA                                730,000.000       88.25
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Core A         John Hancock Life Insurance Co USA                                415,768.402       65.61
                             38500 Woodward Ave
                             Bloomfield Hills MI 48304-5047

International Core A         MLPF&S for the Sole Benefit                                        50,962.161        8.04
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

International Core A         John Hancock Life Insurance Co                                     46,196.489        7.29
                             John Hancock Place
                             PO Box 111
                             Boston MA 02117-0111

Growth Opportunities A       John Hancock Life Insurance Co USA                                 72,502.733        5.81
                             38500 Woodward Ave
                             Bloomfield Hills MI 48304-5047

Growth Opportunities A       Charles Schwab & Co Inc                                            9,140.801         5.81
                             Mutual Funds Dept
                             101 Montgomery St
                             San Francisco CA 94104-4151

Growth Opportunities A       John Hancock Life Insurance Co                                     8,055.859         5.12
                             John Hancock Place
                             PO Box 111
                             Boston MA 02117-0111

Growth A                     John Hancock Life Insurance Co USA                                730,000.000       83.28
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Growth A                     Stephen A & Diana L Goldberg Foundation Inc                        47,851.598        5.46
                             1615 M St NW Ste 850
                             Washington DC 20036-3219

International Growth A       John Hancock Life Insurance Co USA                                725,000.000       94.37
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Intrinsic Value B            John Hancock Life Insurance Co USA                                 5,000.000        23.48
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Intrinsic Value B            Pershing LLC                                                       2,722.970        12.79
                             PO Box 2052
                             Jersey City NJ 07303-2052

Intrinsic Value B            Luz M Marquez                                                      1,617.487         7.60
                             17030 Nanes Dr Ste 205
                             Houston TX 77090-2500

Intrinsic Value B            First Clearing LLC                                                 1,500.715         7.05
                             Joseph Miller IRA/Rollover
                             19855 Greenbriar Drive
                             Tarzana CA 91356-5428

Intrinsic Value B            Pershing LLC                                                       1,421.103         6.67
                             PO Box 2052
                             Jersey City NJ 07303-2052

Intrinsic Value B            MLPF&S for the Sole Benefit                                        1,302.026         6.11
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

Intrinsic Value B            Pershing LLC                                                       1,097.204         5.15
                             PO Box 2052
                             Jersey City NJ 07303-2052

Intrinsic Value B            Luz M Marquez TTEE                                                 1,097.106         5.15
                             Marquez and Associates PA Pension Plan
                             Houston TX 77090-2500

Value Opportunities B        John Hancock Life Insurance Co USA                                 5,000.000        28.48
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Value Opportunities B        MLPF&S for the Sole Benefit                                        3,175.995        18.09
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

Value Opportunities B        Pershing LLC                                                       2,150.024        12.25
                             PO Box 2052
                             Jersey City NJ 07303-2052

Value Opportunities B        Pershing LLC                                                       1,091.181         6.22
                             PO Box 2052
                             Jersey City NJ 07303-2052

Value Opportunities B        Pershing LLC                                                        953.289          5.43
                             PO Box 2052
                             Jersey City NJ 07303-2052

US Core B                    John Hancock Life Insurance Co USA                                 5,000.000        45.75
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

US Core B                    NFS LLC FEBO                                                       1,132.246        10.36
                             NFS/FMTC Rollover IRA
                             FBO Peter G Manson
                             4 Frost Cmn
                             Slingerlands NY 12159-2405

US Core B                    Pershing LLC                                                        903.751          8.27
                             PO Box 2052
                             Jersey City NJ 07303-2052

US Core B                    LPL Financial Services                                              698.959          6.40
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

US Core B                    Oppenheimer & Co Inc. FBO Maud Whalen & Judith Whalen Jtten         553.506          5.07
                             2507 SE 66th Ave
                             Portland OR 97206-1207

International Core B         John Hancock Life Insurance Co USA                                 2,783.964        16.04
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Core B         NFS LLC FEBO                                                       1,428.627         8.23
                             NFS/FMTC R/O IRA
                             FBO Margaret B Burnham
                             13 Brewster Rd
                             Kingston MA 02364-1403

International Core B         American Enterprise Investment Svcs                                1,103.753         6.36
                             PO Box 9446
                             Minneapolis MN 55474-0001

International Core B         Luz M Marquez                                                       959.434          5.53
                             17030 Nanes Dr Ste 205
                             Houston TX 77090-2500

Growth Opportunities B       John Hancock Life Insurance Co USA                                 4,510.600        48.27
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Growth Opportunities B       Oppenheimer & Co Inc                                               1,008.958        10.80
                             FBO Douglas C Purdy R/O IRA
                             125 Broad St
                             New York NY 10004-2400

Growth Opportunities B       NFS LLC FEBO                                                        876.384          9.38
                             NFS/FMTC IRA
                             FBO Gerald Rumold
                             18 Sebastian Ct
                             Hopewell Jct NY 12533-6704

Growth B                     John Hancock Life Insurance Co USA                                 5,000.000        45.71
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Growth B                     MLPF&S for the Sole Benefit                                        3,183.699        29.11
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

Growth B                     First Clearing Corp                                                1,122.086        10.26
                             Rosenberg Family Exemption
                             23057 Park Este
                             Calabasas CA 91302-1794

Growth B                     John Medieros                                                       590.634          5.40
                             Kathryn P Medeiros
                             JT WROS
                             6 Patnode Ave
                             Hope RI 02831-1718

International Growth B       John Hancock Life Insurance Co USA                                 5,000.000        35.85
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Growth B       RBC Dain Rauscher                                                  2,516.311        18.04
                             Custodian Sharon K Mitchell
                             Segregated Rollover IRA
                             16212 Edgemont Drive
                             Fort Myers FL 33908-3654

International Growth B       Pershing LLC                                                       1,314.001         9.42
                             PO Box 2052
                             Jersey City NJ 07303-2052

Intrinsic Value I            John Hancock Life Insurance Co USA                                 5,000.000        90.14
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Intrinsic Value I            NFS LLC FEBO                                                        546.992          9.86
                             Keith F Hartstein
                             Sarah L Hartstein
                             17 Trailside Rd
                             Medfield MA 02052-2237

Value Opportunities I        John Hancock Life Insurance Co USA                                 5,000.000        45.98
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Value Opportunities I        Morgan Stanley & Co                                                1,000.000         9.20
                             FBO Steven Mayer
                             10829 Pleasant Hill Dr
                             Potomac Md 20854-1512

Value Opportunities I        NFS LLC FEBO                                                        929.527          8.55
                             NFS/FMTC IRA
                             FBO Stephen W Mahoney
                             74 Park Ln
                             Concord MA 01742-1620

Value Opportunities I        NFS LLC FEBO                                                        902.527          8.30
                             Susan D Egmont
                             85 E India Row Apt 24F
                             Boston MA 02110-3395

Value Opportunities I        NFS LLC FEBO                                                        692.521          6.37
                             Annmarie Errichetti
                             Mark A Keroack
                             12701 Southwest Hwy
                             Palos Park IL 60464-1875

Value Opportunities I        LPL Financial Services                                              667.169          6.13
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

Value Opportunities I        NFS LLC FEBO                                                        574.164          5.28
                             NFS/FMTC R/O IRA
                             FBO Scott L Young
                             108 Austin Rd
                             Sudbury MA 01776-2644

Value Opportunities I        NFS LLC FEBO                                                        562.061          5.17
                             NFS/FMTC R/O IRA
                             FBO Edward J Campbell
                             77 Hathaway Cir
                             Arlington MA 02476-7209

Value Opportunities I        NFS LLC FEBO                                                        546.720          5.03
                             Keith F Hartstein
                             Sarah L Hartstein
                             17 Trailside Rd
                             Medfield MA 02052-2237

US Core I                    John Hancock Life Insurance Co USA                                 5,000.000        90.17
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

US Core I                    NFS LLC FEBO                                                        545.094          9.83
                             Keith F Hartstein
                             Sarah L Hartstein
                             17 Trailside Rd
                             Medfield MA 02052-2237

International Core I         John Hancock Life Insurance Co USA                                 2,783.964        54.72
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Core I         Morgan Stanley & Co FBO                                            1,000.000        19.66
                             K Enokido & T Crouse TTEEs
                             Choptank Pacific Corp Defined U/A DTD 1/1/95 Benefit Pension
                             PO Box 250
                             Grafton NH 03240-0250

International Core I         Morgan Stanley & CO FBO                                            1,000.000        19.66
                             Lynne L Dorsey Sage Dorsey & Greg Fields TTEEs
                             Lynne Loening Dorsey Trust
                             3120 Kennett Pike
                             Wilmington DE 19807-3052

International Core I         NFS LLC FEBO                                                        303.448          5.96
                             Keith F Hartstein
                             Sarah L Hartstein
                             17 Trailside Rd
                             Medfield MA 02052-2237

Growth Opportunities I       John Hancock Life Insurance Co USA                                 4,510.000        59.70
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Growth Opportunities I       RBC Dain Rauscher Cust                                             1,345.372        17.81
                             Donald E Zahrli
                             289 Andes Dr
                             Glen Carbon IL 62034-1318

Growth Opportunities I       RBC Dain Rauscher Custodian                                         618.059          8.18
                             Thomas C Fulton
                             Individual Retirement Account
                             PO Box 631806
                             Littleton CO 80163

Growth Opportunities I       RBC Dain Rauscher Custodian                                         586.907          7.77
                             Sandra L Perkins
                             Individual Retirement Account
                             PO Box 631806
                             Littleton CO 80163

Growth Opportunities I       NFS LLC FEBO                                                        494.604          6.55
                             Keith F Hartstein
                             Sarah L Hartstein
                             17 Trailside Rd
                             Medfield MA 02052-2237

Growth I                     Northern Trust Co Custodian FBO                                   237,271.379       65.29
                             First Universe Trust
                             PO Box 92956
                             Chicago IL 60675-2956

Growth I                     Northern Trust Co Custodian                                        48,195.749       13.26
                             JBR #4 Jacob 2005 Trust
                             PO Box 92956
                             Chicago IL 60675-2956

Growth I                     Northern Trust Co Custodian                                        48,195.749       13.26
                             JBR #4 Isaac 2005 Trust
                             PO Box 92956
                             Chicago IL 60675-2956

Growth I                     First Republic Trust                                               23,479.749        6.46
                             First Republic Trust Co
                             111 Pine St
                             San Francisco CA 94111-5602

International Growth I       John Hancock Life Insurance Co USA                                 5,000.000        90.27
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Growth I       NFS LLC FEBO                                                        538.688          9.73
                             Keith F Hartstein
                             Sarah L Hartstein
                             17 Trailside Rd
                             Medfield MA 02052-2237

Intrinsic Value C            John Hancock Life Insurance Co USA                                 5,000.000        29.75
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Intrinsic Value C            NFS LLC FEBO                                                       2,536.349        15.09
                             NFS/FMTC R/O IRA
                             FBO Bob D Littlefield
                             2131 N Nail Pkwy
                             Oklahoma City OK 73160-4529

Intrinsic Value C            NFS LLC FEBO                                                       2,035.346        12.11
                             NFS/FMTC R/O IRA
                             FBO Richard E Bowman
                             PO Box 272
                             Custer City OK 73639-0272

Intrinsic Value C            NFS LLC FEBO                                                       1,302.622         7.75
                             NFS/FMTC Rollover IRA
                             FBO Betty R Sullivan
                             PO Box 105
                             Shallowater TX 79363-0105

Value Opportunities C        MLPF&S for the Sole Benefit                                        11,653.969       18.56
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

Value Opportunities C        LPL Financial Services                                             5,870.237         9.35
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

Value Opportunities C        John Hancock Life Insurance Co USA                                 5,000.000         7.96
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

US Core C                    MLPF&S for the Sole Benefit                                       106,179.089       89.31
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

International Core C         MLPF&S for the Sole Benefit                                        11,560.423       24.27
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

International Core C         John Hancock Life Insurance Co USA                                 2,783.964         5.84
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Core C         First Clearing LLC                                                 2,734.482         5.74
                             Pamela Ballard Family Liv Tr
                             Pamela Ballard TTEE UA
                             DTD 03/27/01
                             13065 Fort St

International Core C         Coquelicot Hall Familytrust                                        2,636.436         5.53
                             Coquelicot Hall TTEE
                             DTD 06/10/1999
                             23 Ridge Rd
                             Sausalito CA 94965-2063

Growth Opportunities C       MLPF&S for the Sole Benefit                                        5,454.478        25.34
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

Growth Opportunities C       John Hancock Life Insurance Co USA                                 4,510.600        20.95
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Growth Opportunities C       Pershing LLC                                                       1,160.631         5.39
                             PO Box 2052
                             Jersey City NJ 07303-2052

Growth Opportunities C       Pershing LLC                                                       1,119.069         5.20
                             PO Box 2052
                             Jersey City NJ 07303-2052

Growth Opportunities C       LPL Financial Services                                             1,101.322         5.12
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

Growth C                     MLPF&S for the Sole Benefit                                        17,603.314       61.21
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

Growth C                     John Hancock Life Insurance Co USA                                 5,000.000        17.38
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Growth C                     First Clearing LLC                                                 1,894.640         6.59
                             Franz Josef Pum Tr
                             23417 Covello St
                             West Hills CA 91304-5334

International Growth C       John Hancock Life Insurance Co USA                                 5,000.000        24.70
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Growth C       MLPF&S for the Sole Benefit                                        2,840.334        14.03
                             of Its Customers
                             Attn: Fund Administration 97C55
                             4800 Deer Lake Drive East 2nd Fl
                             Jacksonville FL 32246-6484

International Growth C       LPL Financial Services                                             2,283.105        11.28
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

International Growth C       LPL Financial Services                                             1,611.803         7.96
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

International Growth C       LPL Financial Services                                             1,464.904         7.24
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

International Growth C       LPL Financial Services                                             1,288.541         6.37
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

International Growth C       LPL Financial Services                                             1,172.058         5.79
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

International Growth C       LPL Financial Services                                             1,092.669         5.40
                             9785 Towne Centre Dr
                             San Diego CA 92121-1968

Intrinsic Value R1           John Hancock Life Insurance Co USA                                 5,000.000        100.00
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Value Opportunities R1       John Hancock Life Insurance Co USA                                 5,000.000        100.00
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

US Core R1                   John Hancock Life Insurance Co USA                                 5,000.000        100.00
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Core R1        John Hancock Life Insurance Co USA                                 2,783.964        100.00
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Growth Opportunities R1      John Hancock Life Insurance Co USA                                 4,510.600        100.00
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

Growth R1                    John Hancock Life Insurance Co USA                                 5,000.000        100.00
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Growth R1      John Hancock Life Insurance Co USA                                 5,000.000        100.00
                             Attn: Kelly A Conway
                             601 Congress St Fl 9
                             Boston MA 02210-2804

International Core NAV       JHFII Lifestyle Balanced                                          7,438,580.39      27.00
                             601 Congress Street
                             Boston, MA 02210-2804

International Core NAV       JHFII Lifestyle Moderate                                          2,472,479.33       9.00
                             601 Congress Street
                             Boston, MA 02210-2804

International Core NAV       JHFII Lifestyle Aggressive                                        5,478,051.81      20.00
                             601 Congress Street
                             Boston, MA 02210-2804

International Core NAV       JHFII Lifestyle Growth                                           11,955,486.38      43.00
                             601 Congress Street
                             Boston, MA 02210-2804

                                                                      APPENDIX B

Board and Trustee Information
Trustee Ownership of Fund Shares

The table below indicates the dollar range of each nominee's ownership of shares of each Fund and the aggregate dollar range of shares of other funds in the John Hancock family of funds for which he or she is a Trustee, in each case as of October 31, 2006. As of October 31, 2006, the nominees and officers of JHF III and each of the Funds owned in the aggregate less than 1% of each Fund's outstanding shares.

Ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
$100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Dollar Range of Fund Shares                                                                           Interested Nominee
                                                                                                        James R. Boyle
Growth Fund                                                                                                  None
Growth Opportunities Fund                                                                                    None
International Core Fund                                                                                      None
International Growth Fund                                                                                    None
Intrinsic Value Fund                                                                                         None
U.S. Core Fund                                                                                               None
Value Opportunities Fund                                                                                     None
Aggregate Dollar Range of Fund Shares in All Funds Overseen Within Fund Family                               None

Dollar Range of Fund Shares                                   Independent Nominees
                                James F.    Richard P.    William H.   Ronald R. Charles L.  John A.     Patti     Steven R.
                                 Carlin    Chapman, Jr.   Cunningham     Dion      Ladner     Moore      McGill   Pruchansky
                                                                                                        Peterson

Growth Fund                        None        None          None        None       None       None       None      None
Growth Opportunities Fund          None        None          None        None       None       None       None      None
International Core Fund            None        None          None        None       None       None       None      None
International Growth Fund          None        None          None        None       None       None       None      None
Intrinsic Value Fund               None        None          None        None       None       None       None      None
U.S. Core Fund                     None        None          None        None       None       None       None      None
Value Opportunities Fund           None        None          None        None       None       None       None      None

Aggregate Dollar Range of Fund   $50,001-   $100,001-     $100,001-    $500,001-  $50,001-  $100,001-  $100,001-  $100,001-
Shares in All Funds Overseen     $100,000    $500,000      $500,000    $1,000,000 $100,000   $500,000   $500,000  $500,000
Within Fund Family

Trustee Compensation

The following table sets forth information describing the compensation of each Independent nominee for his or her services for the Funds from inception, June 12, 2006, to October 31, 2006.

                   Compensation Table--Independent Trustees(1)


Aggregate Compensation                                       James F.       Richard P.         William H.       Ronald R.
from a Fund                                                   Carlin       Chapman, Jr.      Cunningham(2)        Dion
Growth Fund                                                    N/A             N/A                 $6              N/A
Growth Opportunities Fund                                      N/A             N/A                 $1              N/A
International Core Fund                                        N/A             N/A                $107             N/A
International Growth Fund                                      N/A             N/A                 $5              N/A
Intrinsic Value Fund                                           N/A             N/A                 $5              N/A
U.S. Core Fund                                                 N/A             N/A                 $5              N/A
Value Opportunities Fund                                       N/A             N/A                 $5              N/A
Total Compensation from the Fund Complex (3)                 $10,250         $11,000            $21,750          $80,250

Aggregate Compensation                                      Charles L.    John A.       Patti McGill         Steven R.
from a Fund                                                 Ladner(2)      Moore          Peterson           Pruchansky
Growth Fund                                                     $6          N/A              N/A                N/A
Growth Opportunities Fund                                       $1          N/A              N/A                N/A
International Core Fund                                        $107         N/A              N/A                N/A
International Growth Fund                                       $5          N/A              N/A                N/A
Intrinsic Value Fund                                            $5          N/A              N/A                N/A
U.S. Core Fund                                                  $5          N/A              N/A                N/A
Value Opportunities Fund                                        $5          N/A              N/A                N/A
Total Compensation from the Fund                             $22,250      $20,750          $11,000            $20,250
Complex (3)

(1) James R. Boyle is an interested person of JHF III and the other funds in the John Hancock Family of Funds and is compensated by John Hancock and not the Funds.

(2) Estimated future compensation to each Trustee as of fiscal year end February 28, 2007, is: $12,000.

(3) The John Hancock funds complex includes all funds in the John Hancock family of funds. Information is as of October 31, 2006 for 252 funds of 31 trusts in the fund complex. As of October 31, 2006, the Trustees accrued deferred compensation from the John Hancock Deferred Compensation Plan as follows: Cunningham: $160,687, Dion: $529,053, Ladner: $82,144, Peterson:
     $65,320, Pruchansky: $117,039.

General Board Information

Correspondence intended for each Independent and Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at John Hancock, 601 Congress Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The Funds do not hold annual meetings and, therefore, do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Committees and Committee Meetings

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each Fund, and Fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has four standing committees. The members of each committee will vary.

The Board established the following committees: (i) an Audit Committee composed solely of Independent Trustees; (ii) a Nominating Committee composed of all of the Independent Trustees; (iii) a Compliance Committee composed solely of Independent Trustees; and (iv) one Investment Committee, three investment subcommittees each composed solely of Independent Trustees. The Audit Committee is responsible for the review of internal and external accounting and auditing procedures of JHF III and, among other things, the consideration and selection of the independent registered public accounting firm for JHF III, approval of all significant services proposed to be performed by the independent registered public accounting firm and consideration of the possible effect of such services on such firm's independence. The Nominating Committee is responsible for the consideration and nomination of Independent Trustee candidates. Nominations should be forwarded to the attention of the Secretary of JHF III at 601 Congress Street, Boston, MA 02210. The Compliance Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to JHF III. Each Investment subcommittee reviews investment matters relating to a particular group of Funds.

Copies of the Audit Committee Charter, Compliance Committee charter and Investment Committee Charter are attached to this Proxy Statement as Exhibit 1.

As of October 31, 2006, the Board of Trustees met six times, the Audit Committee met four times, the Nominating Committee met one time, the Compliance Committee met four times and the Investment Committees met four times. During the last fiscal year, each Current Board member attended at least 75% of the aggregate of all meetings of the Board (held during the period he or she was a Trustee) and 75% of the meetings held by a committee of the Board on which he or she sits (during the period he or she served).

                                                                      APPENDIX C

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (the "Independent Auditors")

The Funds commenced operations on June 12, 2006. The Independent Auditor has not billed JHF III for (i) services rendered in connection with the annual audit of the Funds' financial statements; (ii) assurance and services rendered that are reasonably related to the performance of the audit or review of the Funds' financial statements; (iii) professional services rendered for tax compliance, tax planning and tax advice, including primarily the review of each Fund's tax returns; (iv) other products and services provided; and (v) non-audit services provided to affiliates of John Hancock.

Audit Committee Pre-Approval Policies and Procedures. JHF III's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Independent Auditor's engagements for non-audit services to the Funds and certain affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Independent Auditor's independence. The Policy and services covered therein are considered annually by the Audit Committee. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Registered Public Accounting Firm Independence. JHF III's Audit Committee has considered whether the provision of non-audit services that were rendered to service affiliates which did not require pre-approval are compatible with maintaining the Independent Auditors independence.

                                                                      APPENDIX D

EXECUTIVE OFFICERS OF THE FUNDS

The executive officers of the Funds are set forth in the table below. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer can be sent to each officers at John Hancock, 601 Congress Street, Boston Massachusetts 02210.

Name and                             Principal Occupation(s) and other
Year of Birth        Officer Since   Directorships during the Past Five Years
------------------   -------------   -------------------------------------------------------------------------
Keith F. Hartstein   President and   Senior Vice President, Manulife Financial Corporation (since 2004);
(1956)               Chief           Director, President and Chief Executive Officer, the Adviser, The
                     Executive       Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC
                     Officer         Global Investment Management (U.S.), LLC ("MFC Global (U.S.)") (since
                     (since 2005)    2005); Director, John Hancock Signature Services, Inc. (since 2005);
                                     President and Chief Executive Officer, John Hancock Investment Management
                                     Services, LLC (since 2006); President and Chief Executive Officer, John
                                     Hancock Funds II, John Hancock Funds III and John Hancock Trust;
                                     Director, Chairman and President, NM Capital Management, Inc. (since
                                     2005); Chairman, Investment Company Institute Sales Force Marketing
                                     Committee (since 2003); Director, President and Chief Executive Officer,
                                     MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock
                                     Funds, LLC (until 2005).

John G. Vrysen       Chief           Director, Executive Vice President and Chief Financial Officer, the
(1955)               Financial       Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005);
                     Officer         Executive Vice President and Chief Financial Officer, John Hancock
                     (since 2005)    Investment Management Services, LLC (since 2005), Vice President and
                                     Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John
                                     Hancock Signature Services, Inc. (since 2005); Chief Financial Officer,
                                     John Hancock Funds, John Hancock Funds II, John Hancock Funds III, and
                                     John Hancock Trust (since 2005); Vice President and General Manager,
                                     Fixed Annuities, U.S. Wealth Management (until 2005); Vice President,
                                     Operations Manulife Wood Logan (2000-2004).

Bruce R. Speca       Senior Vice     President and Chief Executive Officer, John Hancock Investment Management
(1956)               President,      Service, LLC (since 2006), John Hancock Advisers, LLC (since 2006);
                     Investments     Executive Vice President, Investment Management Services, John Hancock
                     (since 2006)    Financial Services (until 2006); Senior Managing Director, Pioneer
                                     Investment Management (until 2002).

Gordon Shone         Treasurer       Vice President and Chief Financial Officer, John Hancock Trust, since
(1956)               (since 2005)    2003; Senior Vice President, John Hancock Life Insurance Company
                                     (U.S.A.), January 2001 to present. Vice President, The Manufacturers Life
                                     Insurance Company (U.S.A.), August 1998 to December 2000.

Francis V. Knox, Jr. Vice President  Vice President and Chief Compliance Officer, John Hancock Investment
(1947)               and Chief       Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
                     Compliance      Vice President and Chief Compliance Officer, John Hancock Funds II, John
                     Officer         Hancock Funds III and John Hancock Trust (since 2005); Vice President and
                     (since 2005)    Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Thomas M. Kinzler    Secretary and   Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(1955)               Chief Legal     (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
                     Officer (since  Hancock Funds II, John Hancock Funds III and John Hancock Trust (since
                     2006)           2006); Vice President and Associate General Counsel for Massachusetts
                                     Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal
                                     Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief
                                     Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and
                                     Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds
                                     (2004-2006).

                                    EXHIBIT 1

                               John Hancock Trust
                              John Hancock Funds II
                             John Hancock Funds III
                    (each referred to herein as the "Trust,"
                          collectively as the "Trusts")
                             Audit Committee Charter

Overall Role and Responsibility

The Audit Committee (the "Committee") shall assist the Board of Trustees (the "Board") of the Trust in its oversight role with respect to:

     -  the financial reporting process,

     -  the system of internal control over financial reporting, and

     -  the independent audit process.

The function of the Committee is oversight. Management is responsible for financial reporting and maintaining appropriate systems for accounting and internal control over financial reporting. The independent accountants are responsible for planning and carrying out a proper audit and for providing other audit and non-audit services for which they may be engaged by the Trust.

Membership

The Committee shall consist of at least three Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") ("Independent Trustees"). The full Board shall designate the members of the Committee and the Committee chair. Committee members shall serve at the pleasure of the Board.

The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

Operations

The Committee shall meet as often as required, but at least four times a year. Meetings may be called and notice given by the Committee chair or a majority of the members of the Committee. Members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Trust's Declaration of Trust and By-Laws. The Committee shall maintain minutes or other records of its meetings and activities and report to the Board on any action it takes not later than the next following Board meeting.

The Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of a subcommittee to grant preapprovals shall be presented to the full Committee no later than its next regularly scheduled meeting.

The Committee may meet privately and may admit non-members by invitation. The Committee shall meet with management and the independent accountants periodically in separate executive sessions, and may meet with internal legal counsel and compliance personnel of the Trust's investment adviser (the "Adviser") and with representatives of the Trust's service providers, to discuss matters that relate to the areas for which the Committee has responsibility.

The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least 50% of the Committee members are present at the meeting in person or by telephone.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain and compensate special counsel and other experts or consultants at the expense of the Trust.

The Committee shall review and assess the adequacy of this Charter at least annually and, where necessary, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own motion.

The Committee shall undertake and review with the Board an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter and set forth goals and objectives of the Committee for the upcoming year. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Committee chair or any other member of the Committee designated by the Committee to make this report.

Duties and Powers of the Committee

To carry out its purposes, the Committee shall:

Selection of Independent Accountants

Recommend the selection, retention or termination of the independent accountants by the Independent Trustees of the Trust.

Review and evaluate matters potentially affecting the capabilities of the independent accountants, and in that connection obtain an understanding of the independent accountants' quality control procedures and results of review by third parties.

Preapprove the engagement of the independent accountants to provide an annual audit of and opinion on the Trust's financial statements.

Preapprove all other audit services provided by the independent accountants to the Trust.

Preapprove all non-audit services provided by the independent accountants to the Trust, the Adviser or any entity controlling, controlled by or under common control with the Adviser (an "Adviser Affiliate") that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

Develop, to the extent it deems appropriate, policies and procedures for preapproval of the independent accountants to provide non-audit services.

Consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring preapproval by the Committee are timely identified and referred to the Committee.

Review the performance of the independent accountants.

Review and preapprove the fees proposed to be charged to the Trust by the independent accountants for each audit and non-audit service.

Evaluation of Independence

Review  and  evaluate  matters   potentially   affecting  the  independence  and
capabilities of the independent accountants, and in that connection:

     - Receive from the independent accountants a formal written statement delineating the relationships between the independent accountants and the Trust and its affiliates, consistent with Independence Standards Board Standard Number 1.

     - Consider whether the non-audit services provided by the Trust's independent accountants to the Adviser or any Adviser Affiliate that provides ongoing services to the Trust, which services were not preapproved by the Committee, are compatible with maintaining the independence of the independent accountants.

Recommend that the full Board take such action as the Committee deems appropriate to insure the independence of the independent accountants.

Oversight of Audit Process

Review the arrangements for and scope of the annual audit and any special audits.

Review with the fund accountants and the independent accountants:

     -    Significant current financial reporting issues and practices.

     -    Significant  matters  arising  in the  preparation  of the  annual and
          interim  financial  statements,   and  assess  whether  the  financial
          statements reflect appropriate accounting policies.

     - Their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Trust and, particularly, about the degree of preferability, neutrality and objectivity of its accounting principles and underlying estimates.

Inquire of management and the independent accountants regarding:

     - Significant risks to or exposure of the Trust and the steps management has taken to minimize such risks or exposure.

     - Significant tax accounting policies elected by the Trust (including matters affecting qualification under Subchapter M and Subchapter L of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

     - Pricing and valuation matters generally, and specifically with respect to:

          - Procedures used to assess the securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets.

          - Procedures established by the Board to value securities at "fair value" as determined in good faith, their conclusions as to the reasonableness of the procedures, management's adherence to established "fair value" procedures and adequacy of supporting documentation.

     - Audit adjustments recorded in the annual financial statements and adjustments not recorded because their effects were considered immaterial, both individually and in the aggregate, to the financial statements taken as a whole, with a view to gaining an understanding of management's and the independent accountants' concept of materiality.

Receive from the independent accountants one or more reports on the matters specified in Rule 2-07 of Regulation S-X, including:

     -    All critical accounting policies and practices to be used.

     - All alternative treatments within generally accepted accounting principles for policies and practices related to material items, including ramifications of the use of alternative disclosures and treatments and the treatment preferred by the independent accountants.

     -    Other  material   written   communications   between  the  independent
          accountants and management, such as any management letter or schedule of unadjusted differences.

     - All non-audit services provided to the Adviser or an Adviser Affiliate that were not preapproved by the Committee.

Review with management and the independent accountants the results of annual audits and related comments, with particular focus on the following items:

     - The independent accountants' audit of the Trust's annual financial statements, including footnotes and its report thereon, and any significant audit findings, including any adjustments to the financial statements recommended by the independent accountants.

     - The independent accountants' reasoning in accepting or questioning significant estimates by management.

     - The independent accountants' views as to the adequacy of disclosures in the Trust's financial statements in relation to generally accepted accounting principles.

     - Any serious difficulties or disputes with management encountered during the course of the audit.

     -    Any significant changes to the audit plan.

     - Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

Review of Financial Statements

Recommend to the Board the selection, pursuant to Section 32(b) of the 1940 Act, of the Trust's principal accounting officer who will participate in the preparation of any financial statement of the Trust that is to be filed with the SEC.

Review with counsel legal and regulatory matters that may have a material impact on the Trust's financial statements, related compliance policies and programs and reports received from regulators.

Review the Trust's financial statements and other financial reports to be presented to the Board at Board meetings.

Recommend to the Board that the financial statements be included in the interim and annual reports of the Trust.

Oversight of Internal Controls

Consider and review with management and the independent accountants:

     -    The  adequacy  of  the  internal  controls,   including   computerized
          information system controls and controls over the daily net asset valuation process (including valuation of securities).

     - The adequacy of internal controls at servicing agents employed on behalf of the Trust, including significant comments contained in service auditors' reports on those controls.

     -    Findings  and  recommendations  of  the  independent   accountants  on
          internal controls maintained both by the Trust and its service providers, together with responses of the appropriate management, including the status of previous audit recommendations.

     -    Any reports prepared by management dealing with internal controls.

Review with the Trust's principal executive officer and principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting.

Inquire, to the extent the Committee deems appropriate with respect to the integrity of the Trust's financial statements, into the internal control over financial reporting of third-party service providers such as custodians, transfer agents and accounting and other recordkeeping service agents.

Meet periodically with representatives of internal audit to:

     - Review the scope of the internal audit work as it relates to services provided to each of the Trusts by their adviser and its affiliates.

     -    Review the results of internal audits performed.

Review of Other Matters

Review:

     -    The Trust's expense allocation reports to be presented to the Board.

     - The amortized cost allocation reports for the Trust's money market portfolio.

     - Matters related to the declaration of dividends and distributions for Trust portfolios.

     -    Matters   related  to  the  Trust's   compliance  with  fidelity  bond
          requirements under Rule 17g-1 under the 1940 Act.

Complaints

The Audit Committee shall follow the procedures below for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters ("Complaints"):

Complaints Received Directly by the Trust

Any Complaints received directly by the Trust from shareholders, contract owners or any other person will be forwarded to the Secretary of the Trust who will then forward the Complaint to the Committee chair.

Any reports from attorneys or the independent accountants of possible violations of federal or state law or fiduciary duty shall be forwarded directly to the Committee chair.

Anonymous Submission of Complaints by Employees

Employees of the Trust, the Adviser or any Adviser Affiliate ("Employees") may anonymously submit Complaints to the Committee by forwarding the Complaint to the Corporate Secretary of Manulife Financial Corporation ("MFC") in a sealed envelope addressed to the Chair of the Audit Committee care of the Corporate Secretary. The Corporate Secretary will then forward the sealed envelope to the Chair of the MFC Audit Committee who will then forward it to the Chair of the Committee.

The Committee will request the Adviser to provide appropriate notice (such as posting on the company intranet site) to Employees of these procedures for anonymous submission of complaints.

                               John Hancock Trust
                              John Hancock Funds II
                             John Hancock Funds III
                           (individually, the "Trust"
                           collectively, the "Trusts")

                          Compliance Committee Charter

Overall Role and Responsibility

The Compliance Committee (the "Committee") shall assist the Board of Trustees in its oversight role with respect to Trust compliance matters.

Membership and Meetings

The Committee shall consist of at least three independent Trustees of the Trust1. Interested Trustees i.e., persons who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") may serve on the Committee as ex-officio members. The Chairman of the Board shall recommend Committee assignments and a Committee chair with such assignments and chair being approved by the full Board of Trustees. Committee members shall serve at the pleasure of the Board of Trustees for such term or terms as the Board may determine.

Structure and Operations

The Committee shall meet as often as required, but at least four times a year. The Committee shall report to the Board on its activities after each of its meetings.

The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least 50% of the Committee members are present at the meeting.

The Committee shall review and assess the adequacy of this Charter at least annually and, where necessary, will recommend changes to the Board for its approval.

The Committee shall undertake and review with the Board an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter and set forth goals and objectives of the Committee for the upcoming year. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Specific Duties of the Committee

The specific duties of the Committee include the following duties as well as any other duties the Committee and the Board may from time to time deem appropriate for the Committee to assume.

Chief Compliance Officer and Trust Compliance Program

     1. Meet at least quarterly with the Trust's Chief Compliance Officer (the "CCO"). The CCO will meet annually with the full Board at its March/April meeting to present the annual report regarding the Compliance Program of the Trust(2) and the Compliance Programs of each of its Service Providers(3) as required by Rule 38a-1 under the 1940 Act.

____________________

(1)Independent Trustees are defined as Trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the John Hancock Trust (the "Trust"), John Hancock Investment Management Services, LLC (the "Adviser"), John Hancock Distributors, LLC or any of the subadvisers to the Trust portfolios.

(2)The policies and procedures of the Trust relating to compliance with federal securities laws (as defined in Rule 38a-1 under the 1940 Act).

(3)The policies and procedures of the Trust's adviser, each of its subadvisers, its principal underwriter, any administrator and any transfer agent for the Trust relating to compliance with federal securities laws (as defined in Rule 38a-1 under the 1940 Act) and in the case of any adviser or subadviser relating to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940.

     2. Review matters relating to the Compliance Program of the Trust and the Compliance Programs of its Service Providers and compliance matters relating to the Trust and its Service Providers as may be presented to the Committee by the CCO.

     3. Make recommendations to the full Board regarding changes to the Trust's Compliance Program, as may be necessary from time to time.

     4. Review the Compliance Programs for proposed Trust Service Providers with the CCO, including subadvisers and their code of ethics, and make recommendations regarding approval of such Compliance Programs to the full Board.

     5. Review regulatory inquires and other matters relating to the Trust and its Service Providers as may be presented to the Committee by the CCO.

     6.   Review the CCO's goals and objectives and make  recommendations to the
          full  Board  regarding  the  CCO's   compensation,   bonus  and  merit
          increases.

     7. Review the CCO's annual budget and make recommendations to the full Board regarding the amount of such budget that should be an expense of the Trust.

Code of Ethics

     1. Review the Code of Ethics (and any amendments thereto) of the Trust, the Trust's principal underwriter and the Trust's adviser and each of its subadvisers and make recommendations to the full Board regarding their approval of these codes and the approval of any material changes to these codes.

     2. Review the Code of Ethics certifications required by Rule 17j-1 under the 1940 Act to be made to the Trust by the following Service Providers at least annually and upon approval of, or any amendment to, such Service Provider's Code of Ethics: (a) the Trust's adviser, (b) each Trust subadviser and (c) the Trust's principal underwriter.

Affiliated Transactions

     1. Review proposed changes to the following Trust procedures and make recommendations to the full Board regarding the approval of such changes, as may be necessary from time to time.

          Rule 10f-3 procedures

          Rule 17a-7 procedures

          Rule 17e-1 procedures

     2. Review reports relating to the following affiliated transactions on a quarterly basis and make recommendations to the full Board regarding the approval of such transactions:

          Rule 10f-3 transactions

          Rule 17a-7 transactions

          Rule 17e-1 transactions

Money Market Funds

     1. Annually review the Trust's Rule 2a-7 procedures relating to the Money Market Trust and make recommendations to the full Board regarding the approval of such procedures. Review any proposed changes to the Trust's Rule 2a-7 procedures and make recommendations to the full Board regarding the approval of such amendments.

     2. Review the money market funds quarterly report on Rule 2a-7 Portfolio Holdings and Ratings.

Proxy Voting

     1.   Annually   review  the  Trust's  Proxy  Voting   procedures  and  make
          recommendations to the full Board for amendments thereto, as may be necessary from time to time.

Liquidity Policies

     1. Annually review the Trust's Rule 144A procedures and make recommendations to the full Board regarding the approval of these procedures. Review any proposed changes to the Trust's Rule 144A procedures and make recommendations to the full Board regarding the approval of such amendments.

Foreign Markets

     1.   Review   proposed   entry   into   new   foreign   markets   and  make
          recommendations to the full Board for approval, as may be necessary from time to time.

Portfolio Holdings Information

     1.   Review  proposed   amendments  to  the  Trust's   Portfolio   Holdings
          Disclosure Policy and make recommendations to the full Board regarding the approval of such amendments.

     2. Review and approve proposed additional persons/entities to receive Trust portfolio holding information in accordance with the Trust's Portfolio Holdings Disclosure Policy.

     3. Review reports on additional entities approved to receive portfolio holding information pursuant to procedures adopted on disclosure of portfolio holdings.

Regulatory Environment

     1. Review regulatory changes or initiatives, including rule proposals and rule adoptions, relating to Trust compliance matters as may be presented to the Committee from time to time.

Independent Experts

Each Subcommittee shall have the authority to retain such independent experts, as it may deem necessary or advisable for its purposes. The expenses related to such engagement shall be funded by the Trust.

                John Hancock Funds II and John Hancock Funds III
                                 (the "Trusts")

                          Investment Committee Charter

Overall Role and Responsibility

The Investment Committee (the "Committee") of each Trust shall assist the Board of Trustees in its oversight role with respect to portfolios managed by the adviser to such Trust (the "Adviser").

Membership and Meetings

The Committee of each Trust shall consist of all the independent Trustees of such Trust. In addition, the two interested Trustees and the President of such Trust shall serve on the Committee as ex-officio members. The Committee of each Trust shall have three Subcommittees with the independent Trustees divided equally among the three Subcommittees. Each Subcommittee shall have one ex-officio member. The Chairman of the Board of each Trust shall recommend Subcommittee assignments and a Subcommittee chair with such assignments and chair being approved by the full Board of Trustees. Subcommittee members shall serve at the pleasure of the relevant Board of Trustees for such term or terms as the Board may determine. It is anticipated that Subcommittee assignments will rotate on a periodic basis.

Structure and Operations

The subadvisers to the portfolios of each Trust (the "Subadvisers") shall be divided equally among the Subcommittees. Due to the fact that the Lifestyle Funds invest in other portfolios of John Hancock Funds II that are reviewed by each of the Subcommittees, the Lifestyle Funds will continued to be reviewed by the full Boards and not by a particular Subcommittee of a Board.

Each Subcommittee shall meet as often as required but at least four times a year. Each Subcommittee shall report to the relevant Board on its activities after each of its meetings.

The affirmative vote of a majority of the members of a Subcommittee participating in any meeting of the Subcommittee is necessary for the adoption of any resolution. No resolution may be adopted unless at least 50% of the Subcommittee members are present at the meeting.

The Committee of each Trust shall review and assess the adequacy of this Charter at least annually and, where necessary, will recommend changes to the relevant Board for its approval.

Each Subcommittee shall undertake and review with the relevant Board an annual performance evaluation of the Subcommittee, which shall compare the performance of the Subcommittee with the requirements of this Charter and set forth goals and objectives of the Committee for the upcoming year. The performance evaluation by the Committee of each Trust shall be conducted in such manner as its Subcommittee deems appropriate. The report to each Board may take the form of an oral report by the chairperson of the subcommittee or any other member of the subcommittee designated by the Subcommittee to make this report.

Specific Duties of Each Subcommittee

     o    Review  investment  performance  (including  performance  reports  and
          presentations)   of  the  portfolios   managed  by  the   Subcommittee
          Subadvisers.

     o Meet at least four times a year with the Adviser and its investment and compliance personnel regarding the Subcommittee Subadvisers.

     o    As needed, meet with specific Subcommittee Subadvisers.

     o Review compliance with the investment objectives and policies of the portfolios managed by the subadvisers overseen by the Subcommittee (the "Subcommittee Subadvisers").

     o Review due diligence reports prepared by the investment and compliance personnel of the Adviser regarding the Subcommittee Subadvisers.

     o Review the Proxy Voting Policies (and any amendments thereto) of the Subcommittee Subadvisers.

     o Review and recommend any required action to each Board for the portfolios managed by a Subcommittee Subadviser, including changes in fundamental and nonfundamental investment policies and restrictions, partial or full closings to new investors and portfolio name changes.

Appendix A to the Investment  Committee  Charter sets forth various criteria the
Subcommittee   may  consider  in  reviewing  each  portfolio  and   Subcommittee
Subadviser.

Independent Experts

Each Subcommittee shall have the authority to retain such independent experts as it may deem necessary or advisable for its purposes. The expenses related to such engagement shall be funded by the appropriate Trust.

                                                                      APPENDIX A

In reviewing each portfolio and its Subadviser, the Subcommittee may consider the following matters. A Subcommittee is not required to review each of these criteria and may review other criteria in addition to those listed below.

Review of Portfolio Compliance

     o Review of a portfolio's compliance with its investment objective and policies as stated in the prospectus/SAI.

     o    Review of whether any "style drift" as occurred.

     o    Review of portfolio turnover.

     o    Review of the portfolio's risk profile

Review of Portfolio Performance

     o    Review of the risk/return relative to the portfolio's benchmark.

     o    Review of the returns relative to those of competitor funds.

     o    Review  of  the   components  of  performance   (security   selection,
          allocation choices and trading)

Review of the Subadviser Organization

     o    Review the Subadviser organization and its management style.

     o Review any recent changes to the Subadviser organization (such as recent changes in ownership and management)

     o Review the portfolio management process (oversight, systems, research and buy/sell discipline).

     o Review of the Subadviser's rankings as to comparable firms in terms of organization, resources, processes and results.

     o Review of the relationship of the methodology for portfolio manager compensation.

Review of Other Matters that May Affect a Portfolio/Subadviser

     o    Review of market events (severe downturns etc.).

     o Review of changes in regulations that may affect the portfolio or the Subadviser.

     o Review of industry changes (consolidations of investment advisory firms etc.) that may affect the portfolio or the Subadviser.

                               FORM OF PROXY CARD

                             JOHN HANCOCK FUNDS III

                                   Growth Fund
                            Growth Opportunities Fund
                             International Core Fund
                            International Growth Fund
                              Intrinsic Value Fund
                                 U.S. Core Fund
                            Value Opportunities Fund

The undersigned shareholder(s) of the above referenced fund(s) (the "Fund"), hereby appoint(s) Thomas Kinzler and Betsy Seel, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on November 30, 2006, at a Special Meeting of Shareholders to be held at John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., on December 21, 2006, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

Please mark boxes in blue or black ink.

1.   Election of Trustees:

For all Nominees /_/                  Withhold Authority /_/                        Withhold Authority /_/
                                      only for those Nominee(s)                     for all Nominees
                                      whose name(s) I have
                                      written Below

Nominees for Election are: James F. Carlin, Richard P. Chapman, Jr., Ronald R. Dion, John A. Moore, Patti McGill Peterson, Steven R. Pruchansky, William H. Cunningham, Charles L. Ladner and James R. Boyle.

________________________________________________________________________________



2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

TWO EASY WAYS TO VOTE YOUR PROXY

     1. Call Toll-Free 1-888-221-0697, enter the control number listed below and follow the recorded instructions; or

     2. Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope.

***CONTROL NUMBER:

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

          Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

                                      Dated: _____________________________, 2006


                                      ------------------------------------------
                                      Signature(s)

                                      ------------------------------------------
                                      Signature(s)



          If you are NOT voting by Telephone, Please Sign,
          Date and Return the Proxy Card Promptly Using the Enclosed Envelope

                                 ==============

                                      Thank
                                       You

                                   for mailing
                                   your proxy
                                 card promptly!

                                 ==============

                                     [LOGO]









                                   John Hancock Funds, LLC
                                   MEMBER NASD
                                   601 Congress Street
                                   Boston, MA 02210-2805

                                   1-800-225-5291
                                   1-800-554-6713 TDD
                                   1-800-338-8080 EASI-Line

                                   www.jhfunds.com



                                                                    JHF3PX 12/06